UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 2, 2010

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 2, 2010, 3D Systems Corporation (the "Company") issued a press release providing preliminary information regarding its expected fourth quarter and full year operating results for the year ended December 31, 2009. Included in the press release mentioned above is an announcement that the Company plans to hold a conference call and webcast at 9:00 a.m., Eastern Time, on Thursday, February 25, 2010, to discuss its fourth quarter and year ended December 31, 2009 financial results. A copy of this press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is attached as Exhibit 99.1 to this Current Report on From 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

     99.1     Press Release dated February 2, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: February 2, 2010
	By:	/s/ ROBERT M. GRACE, JR.
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated February 2, 2010